SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 10, 2010
WESTERN GAS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34046 (Commission File Number)	26-1075808 (IRS Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive office) (Zip Code)
(832) 636-6000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On March 10, 2010, Western Gas Partners, LP issued a press release announcing its full-year and fourth-quarter 2009 results and providing its capital program and outlook for 2010. The press release is included in this report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
          99.1 Western Gas Partners, LP Press Release, dated March 10, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN GAS PARTNERS, LP By Western Gas Holdings, LLC, its general partner

Dated: March 10, 2010	By:	/s/ Donald R. Sinclair
Donald R. Sinclair
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1	Western Gas Partners, LP Press Release, dated March 10, 2010.